MAXIM SERIES FUND, INC.

                         Maxim Index Pacific Portfolio

                                  Annual Report

                                December 31, 2002














This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc. which include details as to offering price and other information.

                             MAXIM SERIES FUND, INC.
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for real gross domestic product (GDP) growth in 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November 2002 meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat or slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years, government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit, the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at December 31, 2002. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services during the period for certain portfolios: Ariel Capital Management, Inc., Barclays Global Fund Advisors, Founders Asset Management, LLC, INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, LLC and T. Rowe Price Associates, Inc.


This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

                         Maxim Index Pacific Portfolio

The large-cap portion of the FTSE World Pacific Index had a total return of -9.91% for the year ended December 31, 2002. In addition to the dampening effects of a global slowdown, Japan dealt with additional problems during the year. Japan enjoyed robust market gains early in the year, led by a strong yen relative to the U.S. Dollar, improving economic conditions, and increased exports. By mid-year, however, Japan's banking woes resurfaced. As government attempts to cope with a massive non-performing loan problem created turmoil in the banking sector, share prices for money-center banks fell. In the final months of the year, Japan's trade surplus declined from slumping exports during the quarter, contributing to rising unemployment rates.

                              Line Graph Comparison

                                 F-T S&P
                Maxim           Large-Cap
            Index Pacific        Pacific

              Portfolio           Index

              10,000.00         10,000.00
  1999        13,827.00         14,767.00
  2000         9,023.50          9,727.02
  2001         6,486.09          7,225.23
  2002         5,573.50          6,415.28

$5,573.50  Maxim Index Pacific Portfolio

$6,415.28  F-T S&P Large-Cap Pacific Index

As of 12/31/02

Maxim Index Pacific Portfolio
Total Return -

One Year: -14.07%
Since Inception: -15.38%

Portfolio Inception: 7/26/99

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim Index Pacific Portfolio, made at its inception, with the performance of the F-T S&P Large-Cap Pacific Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Index Pacific Portfolio of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period from July 26, 1999 (inception) to December 31, 1999 and for each of the three years in the period ended December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Index Pacific Portfolio of the Maxim Series Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period from July 26, 1999 (inception) to December 31, 1999 and for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

February 7, 2003

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                                         INDEX
                                                                                        PACIFIC
                                                                                       PORTFOLIO
                                                                                    -----------------
                                                                                    -----------------
ASSETS:
     Investments in securities, market value  (1)                                 $       22,392,395
     Cash denominated in foreign currencies  (2)                                             199,083
     Cash                                                                                  2,725,547
     Dividends and interest receivable                                                         7,293
     Variation margin on futures contracts                                                   496,317
                                                                                    -----------------
                                                                                    -----------------

     Total assets                                                                         25,820,635
                                                                                    -----------------
                                                                                    -----------------

LIABILITIES:

     Due to investment adviser                                                                19,390
                                                                                    -----------------
                                                                                    -----------------

NET ASSETS                                                                        $       25,801,245
                                                                                    =================
                                                                                    =================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                $          494,389
     Additional paid-in capital                                                           96,528,772
     Net unrealized depreciation on investments, translation of assets
      and liabilities denominated in foreign currencies and futures contracts             (3,255,984)
     Accumulated net realized loss on investments and futures contracts                  (67,965,932)

                                                                                    -----------------
                                                                                    -----------------

NET ASSETS                                                                        $       25,801,245
                                                                                    =================
                                                                                    =================

NET ASSET VALUE PER OUTSTANDING SHARE                                             $             5.22
                                                                                    =================
                                                                                    =================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                          100,000,000
     Outstanding                                                                           4,943,886

(1)  Cost of investments in securities:                                           $       25,603,272
(2)  Cost of cash denominated in foreign currencies:                                         197,386

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                                           INDEX
                                                                                          PACIFIC
                                                                                         PORTFOLIO
                                                                                       ---------------
                                                                                       ---------------

INVESTMENT INCOME:
    Dividends                                                                        $        924,506
    Foreign withholding tax                                                                   (92,088)
                                                                                       ---------------
                                                                                       ---------------

    Total income                                                                              832,418
                                                                                       ---------------
                                                                                       ---------------

EXPENSES:

    Audit fees                                                                                 14,375
    Bank and custodial fees                                                                    20,051
    Investment administration                                                                 118,310
    Management fees                                                                           760,281
    Other expenses                                                                             72,098
                                                                                       ---------------
                                                                                       ---------------

    Total expenses                                                                            985,115

    Less amount reimbursed by investment adviser                                               72,778
                                                                                       ---------------
                                                                                       ---------------

    Net expenses                                                                              912,337
                                                                                       ---------------
                                                                                       ---------------

NET INVESTMENT LOSS                                                                           (79,919)
                                                                                       ---------------
                                                                                       ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                                      (43,475,211)
    Net realized loss on futures contracts                                                 (2,064,491)
    Change in net unrealized depreciation on investments                                   19,250,752
    Change in net unrealized appreciation on translation of assets and
    liabilities denominated in foreign currencies                                          18,367,671
    Change in net unrealized depreciation on futures contracts                               (367,257)
                                                                                       ---------------
                                                                                       ---------------

    Net realized and unrealized loss on investments, translation of assets and liabilities
    denominated in foreign currencies and futures contracts                                (8,288,536)
                                                                                       ---------------
                                                                                       ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $     (8,368,455)
                                                                                       ===============
                                                                                       ===============

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                                                 INDEX PACIFIC
                                                                                   PORTFOLIO
                                                                         ------------------------------
                                                                         ------------------------------
                                                                             2002            2001
                                                                         --------------  --------------
                                                                         --------------  --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                                       $       (79,919)$        34,386
    Net realized loss on investments                                       (43,475,211)    (18,941,434)
    Net realized loss on futures contracts                                  (2,064,491)       (743,046)
    Change in net unrealized depreciation on investments                    19,250,752      (6,699,629)
    Change in net unrealized appreciation (depreciation) on translation of assets                    0
    and liabilities denominated in foreign currencies                       18,367,671     (11,330,520)
    Change in net unrealized appreciation (depreciation) on futures contracts (367,257)        367,680
                                                                         --------------  --------------
                                                                         --------------  --------------

    Net decrease in net assets resulting from operations                    (8,368,455)    (37,312,563)
                                                                         --------------  --------------
                                                                         --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                 (48,436)
    From net realized gains                                                                   (189,116)
                                                                         --------------  --------------
                                                                         --------------  --------------

    Total distributions                                                              0        (237,552)
                                                                         --------------  --------------
                                                                         --------------  --------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                      116,909,101     127,783,734
    Reinvestment of distributions                                                              237,552
    Redemptions of shares                                                 (196,770,450)   (118,576,581)
                                                                         --------------  --------------
                                                                         --------------  --------------

    Net increase (decrease) in net assets resulting from share transactions(79,861,349)      9,444,705
                                                                         --------------  --------------
                                                                         --------------  --------------

    Total decrease in net assets                                           (88,229,804)    (28,105,410)

NET ASSETS:
    Beginning of period                                                    114,031,049     142,136,459
                                                                         --------------  --------------
                                                                         --------------  --------------

    End of period  (1)                                                 $    25,801,245 $   114,031,049
                                                                         ==============  ==============
                                                                         ==============  ==============

OTHER INFORMATION:

SHARES:

    Sold                                                                    20,045,425      18,079,456
    Issued in reinvestment of distributions                                                     39,619
    Redeemed                                                               (33,872,701)    (16,125,727)
                                                                         --------------  --------------
                                                                         --------------  --------------

    Net increase (decrease)                                                (13,827,276)      1,993,348
                                                                         ==============  ==============
                                                                         ==============  ==============

(1) Including undistributed net investment loss                        $               $

See notes to financial statements.

MAXIM SERIES FUND, INC.

INDEX PACIFIC PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:
                                                                                         Period Ended
                                                         Year Ended December 31,          December 31,
                                                   -----------------------------------   --------------
                                                   -----------------------------------   ------------
                                                     2002         2001        2000         1999 +
                                                   ----------   ----------  ----------   ------------
                                                   ----------   ----------  ----------   ------------
Net Asset Value, Beginning of Period             $      6.07  $      8.47 $     13.69  $       10.00

Income from Investment Operations


Net investment income (loss)                            0.00         0.02       (0.02)
Net realized and unrealized gain (loss)                (0.85)       (2.41)      (4.69)          3.82
                                                   ----------   ----------  ----------   ------------
                                                   ----------   ----------  ----------   ------------

Total Income (Loss) From Investment Operations         (0.85)       (2.39)      (4.71)          3.82
                                                   ----------   ----------  ----------   ------------
                                                   ----------   ----------  ----------   ------------

Less Distributions

From net realized gains                                             (0.01)      (0.51)         (0.13)
                                                   ----------   ----------  ----------   ------------
                                                   ----------   ----------  ----------   ------------

Total Distributions                                     0.00        (0.01)      (0.51)         (0.13)
                                                   ----------   ----------  ----------   ------------
                                                   ----------   ----------  ----------   ------------

Net Asset Value, End of Period                   $      5.22  $      6.07 $      8.47  $       13.69
                                                   ==========   ==========  ==========   ============
                                                   ==========   ==========  ==========   ============


Total Return                                         (14.07%)     (28.12%)    (34.74%)        38.27% o

Net Assets, End of Period ($000)                 $    25,801  $   114,031 $   142,136  $     195,179

Ratio of Expenses to Average Net Assets:
    - Before Reimbursement                             1.30%        1.25%       1.31%          1.35% *
    - After Reimbursement #                            1.20%        1.20%       1.19%          1.20% *

Ratio of Net Investment Loss to Average Net Assets:
    - Before Reimbursement                            (0.21%)      (0.02%)     (0.31%)        (0.16%)*
    - After Reimbursement #                           (0.11%)       0.03%      (0.19%)        (0.01%)*

Portfolio Turnover Rate                               45.60%       51.96%      50.75%         18.94% o


+ The portfolio commenced operations on July 26, 1999.

o Based on operations for the period shown and, accordingly, are not representative of a full year.

*   Annualized

# Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interest in the Index Pacific Portfolio (the Portfolio) is included herein and is represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek investment results that track the total return of the common stocks that comprise the FTSE World Pacific Index. The Portfolio is nondiversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

      Foreign Currency Translations

      The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

      The Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

      Financial Futures Contracts

      The Portfolio may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. Changes in the value of open futures contracts are recorded in the Statement of Operations as unrealized appreciation (depreciation) on futures contracts. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.20% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

      Effective April 30, 2002, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, became the principal underwriter to the Portfolio. Prior to that date, One Orchard Equities, a wholly-owned subsidiary of One Corporation, which is a wholly-owned subsidiary of GWL&A, was the principal underwriter. Financial Administrative Services Corporation, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

      Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Fund receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $31,801,681 and $110,364,645, respectively. For the year ended December 31, 2002, there were no purchases or sales of U.S. Government securities.

4. UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2002, the U.S. Federal income tax cost basis was $36,665,378. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $112,270 and gross depreciation of securities in which there was an excess of tax cost over value of $14,385,253, resulting in net depreciation of $14,272,983.

5. FUTURES CONTRACTS

      As of December 31, 2002, the Portfolio had 2 open HANG SENG, 13 open Topix Index, 4 open SPI 200, and 91 open SGX MSCI long futures contracts. The contracts expire in March 2003 and the Portfolio has recorded unrealized depreciation for HANG SENG, SPI 200 and SGX MSCI and unrealized appreciation for Topix Index of $5,354, $1,644, $46,749 and $6,943, respectively, for a total unrealized depreciation of $46,804.

6. DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                                                    2002            2001
                                                                 ------------    ------------
     Distributions paid from:
        Ordinary income                                                    0          48,436
        Long-term capital gain                                             0         189,116
                                                                 ------------    ------------
                                                                 ------------    ------------
                                                                           0         237,552
                                                                 ============    ============


      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Net unrealized depreciation on investments, translation of assets and liabilities

          denominated in foreign currencies, and futures contracts                (14,272,983)
      Undistributed net investment loss                                                     0
      Accumulated net realized loss on investments and futures contracts          (67,965,932)
                                                                                  ------------
                                                                                  ------------
                                                                                  (82,238,915)
                                                                                  ============

      The differences between book basis and tax basis are primarily due to tax deferral of losses on wash sales and capital loss carryforwards. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

      At December 31, 2002, the Portfolio had available for federal income tax purposes unused capital loss carryforwards of $11,279,762 and $44,270,388, which expire in the years 2009 and 2010, respectively. The Portfolio also had current year deferred post-October capital losses of $1,400,480.

7. TAX INFORMATION (unaudited)

      The Portfolio intends to pass through foreign tax credits of $92,088 and has derived gross income from sources within foreign countries amounting to $833,199.

The Maxim Series Fund

Index Pacific Portfolio

COMMON STOCK

AUSTRALIA
BROADCAST/MEDIA

     27,820 News Corp Ltd                                                179,839
                                                                        $179,839

BUILDING MATERIALS
      6,641 Wesfarmers Ltd                                                99,472
                                                                         $99,472

FOOD & BEVERAGES
     36,393 Foster's Brewing Group Ltd                                    92,218
                                                                         $92,218

FOREIGN BANKS
     26,791 Australia & New Zealand Banking Group Ltd                    261,742
     22,065 Commonwealth Bank of Australia (1)                           335,470
     27,227 National Australia Bank Ltd (1)                              486,776
      8,842 St George Bank Ltd                                            89,571
     31,084 Westpac Banking Corp Ltd                                     240,672
                                                                      $1,414,231

GOLD, METALS & MINING
     65,953 BHP Ltd (1)                                                  376,952
      6,603 Rio Tinto Ltd                                                126,231
     20,051 WMC Ltd                                                       55,325
     18,119 WMC Resources Ltd*                                            43,056
                                                                        $601,564

INSURANCE RELATED
     20,484 AMP Ltd                                                      128,956
                                                                        $128,956

MISCELLANEOUS

     17,550 Brambles Industries Ltd                                       46,447
                                                                         $46,447

OIL & GAS

      8,943 Woodside Petroleum Ltd                                        62,343
                                                                         $62,343

PAPER & FOREST PRODUCTS
     14,722 Amcor Ltd*                                                    70,382
                                                                         $70,382

REAL ESTATE
      9,890 Westfield Holdings Ltd                                        74,904
                                                                         $74,904

RETAIL

     20,753 Coles Myer Ltd                                                73,622
     18,808 Woolworths Ltd                                               120,735
                                                                        $194,357

TELEPHONE & TELECOMMUNICATIONS
     39,621 Telstra Corp Ltd                                              98,390
                                                                         $98,390

TOTAL AUSTRALIA            --- 13.68%                                 $3,063,103

CHINA

FOREIGN BANKS
     56,500 BOC Hong Kong (Holdings) Ltd*                                 57,961
                                                                         $57,961

TOTAL CHINA                --- 0.26%                                     $57,961

HONG KONG
ELECTRIC COMPANIES
     32,300 CLP Holdings Ltd                                             130,055
     28,500 Hongkong Electric Holdings Ltd                               107,811
                                                                        $237,866

FOREIGN BANKS
     13,600 Hang Seng Bank Ltd                                           144,748
                                                                        $144,748

INVESTMENT BANK/BROKERAGE FIRM
     13,000 Henderson Land Development Co Ltd                             39,008
                                                                         $39,008

MISCELLANEOUS

     56,700 Hutchison Whampoa Ltd (1)                                    354,811
                                                                        $354,811

OIL & GAS

     44,000 CNOOC Ltd                                                     57,268
                                                                         $57,268

RAILROADS

     25,000 MTR Corp Ltd                                                  26,448
                                                                         $26,448

REAL ESTATE
     31,000 Cheung Kong Holdings Ltd                                     201,740
     32,157 Sun Hung Kai Properties Ltd                                  190,507
                                                                        $392,247

SPECIALIZED SERVICES
     17,000 Swire Pacific Ltd Series A                                    64,962
     24,000 Swire Pacific Ltd Series B                                    15,311
                                                                         $80,273

TELEPHONE & TELECOMMUNICATIONS
    104,500 China Mobile Ltd*                                            248,573
     66,000 China Unicom Ltd*                                             44,855
                                                                        $293,428

UTILITIES

     77,700 Hong Kong and China Gas Co Ltd                               100,632
                                                                        $100,632

TOTAL HONG KONG            --- 7.71%                                  $1,726,729

JAPAN
AIRLINES

     12,000 Japan Airlines System Corp*                                   25,584
                                                                         $25,584

AUTO PARTS & EQUIPMENT
     11,000 Bridgestone Corp                                             136,260
      7,700 DENSO Corp                                                   126,333
                                                                        $262,593

AUTOMOBILES

     13,000 Honda Motor Co Ltd (1)                                       480,913
     40,100 Nissan Motor Co Ltd                                          312,906
     48,100 Toyota Motor Corp (1)                                      1,292,989
                                                                      $2,086,808

BROADCAST/MEDIA

        100 Nippon Television Network Corp                                14,915
                                                                         $14,915

BUILDING MATERIALS
     16,000 Asahi Glass Co Ltd                                            98,020
                                                                         $98,020

CHEMICALS

      5,600 Shin-Etsu Chemical Co Ltd                                    183,568
     22,000 Sumitomo Chemical Co                                          86,947
                                                                        $270,515

COMPUTER HARDWARE & SYSTEMS
     27,000 Fujitsu Ltd                                                   77,130
      1,800 TDK Corp                                                      72,504
                                                                        $149,634

COMPUTER SOFTWARE & SERVICES
        500 Oracle Corp Japan                                             12,113
                                                                         $12,113

COSMETICS & PERSONAL CARE
      8,000 Kao Corp                                                     175,613
                                                                        $175,613

DISTRIBUTORS

     21,000 Mitsubishi Corp                                              128,297
     21,000 Mitsui & Co Ltd                                               98,037
     14,000 Sumitomo Corp                                                 60,167
                                                                        $286,501

ELECTRIC COMPANIES
      9,800 Chubu Electric Power Co Inc                                  175,074
      4,900 Chugoku Electric Power Co Ltd                                 72,053
     12,800 Kansai Electric Power Co Inc                                 193,397
      6,300 Kyushu Electric Power Co                                      92,161
      6,700 Tohoku Electric Power                                         98,634
     18,000 Tokyo Electric Power Co Inc                                  342,041
                                                                        $973,360

ELECTRONIC INSTRUMENT & EQUIP
      1,300 Advantest Corp                                                58,279
      2,100 Fanuc Ltd                                                     92,905
     44,000 Hitachi Ltd (1)                                              168,703
        520 Keyence Corp                                                  90,486
      3,400 Kyocera Corp                                                 197,978
     33,000 Matsushita Electric Industrial Co Ltd (1)                    325,356
     28,000 Mitsubishi Electric Corp*                                     64,650
      4,300 Murata Manufacturing Co Ltd                                  168,492
     22,000 NEC Corp                                                      82,312
     24,000 Sanyo Electric Co Ltd                                         62,493
      3,000 Secom Co Ltd                                                 102,890
     15,000 Sharp Corp                                                   142,454
     16,320 Sony Corp (1)                                                682,120
     10,000 Sumitomo Electric Industries Ltd                              64,802
     43,000 Toshiba Corp*                                                134,794
                                                                      $2,438,714

ELECTRONICS - SEMICONDUCTOR
      2,100 Rohm Co Ltd (1)                                              267,389
      2,300 Tokyo Electron Ltd                                           104,079
                                                                        $371,468

FINANCIAL SERVICES
        700 Aiful Corp                                                    26,308
      1,500 Orix Corp                                                     96,697
      1,150 Promise Co Ltd                                                40,992
      1,050 Takefuji Corp                                                 60,609
                                                                        $224,606

FOOD & BEVERAGES
      9,000 Ajinomoto Co                                                  93,966
     13,000 Kirin Brewery Co Ltd                                          82,708
                                                                        $176,674

FOREIGN BANKS
         51 Mitsubishi Tokyo Financial Group                             277,197
         68 Mizuho Holdings Inc                                           63,605
         76 Sumitomo Mitsui Financial Group Inc*                         237,600
     13,000 Sumitomo Trust & Banking Co Ltd                               52,692
         37 UFJ Holdings Inc*                                             37,415
                                                                        $668,509

GOLD, METALS & MINING
      7,700 JFE Holdings Inc*                                             93,500
     90,000 Nippon Steel Corp                                            105,418
                                                                        $198,918

HARDWARE & TOOLS
      7,000 Matsushita Electric Works                                     43,297
                                                                         $43,297

HEALTH CARE RELATED
      3,800 Daiichi Pharmaceutical Co Ltd                                 54,533
      3,900 Eisai  Ltd                                                    87,583
                                                                        $142,116

INSURANCE RELATED
         25 Millea Holdings Inc*                                         179,911
     26,000 Mitsui Marine & Fire Insurance Co Ltd                        119,626
     13,000 Yasuda Fire & Marine Insurance                                75,916
                                                                        $375,453

INVESTMENT BANK/BROKERAGE FIRM
     23,000 Daiwa Securities Group Inc                                   102,140
     24,000 Nikko Securities Co Ltd                                       80,897
     35,000 Nomura Securities Co Ltd (1)                                 393,444
     25,000 Yamaichi Securities Co Ltd @*                                      0
                                                                        $576,481

LEISURE & ENTERTAINMENT
        700 Oriental Land Co Ltd                                          42,412
                                                                         $42,412

MACHINERY

      1,000 SMC Corp                                                      93,874
                                                                         $93,874

MANUFACTURING

     60,000 Mitsubishi Heavy Industries Ltd                              146,625
                                                                        $146,625

MEDICAL PRODUCTS
      1,600 Hoya Corp                                                    112,042
                                                                        $112,042

OFFICE EQUIPMENT & SUPPLIES
     12,000 Canon Inc (1)                                                452,010
     10,000 Ricoh Co Ltd                                                 164,068
                                                                        $616,078

OIL & GAS

     11,000 Nippon Mining Holdings Inc*                                   14,738
                                                                         $14,738

PAPER & FOREST PRODUCTS
         15 Nippon Unipac Holding                                         65,096
                                                                         $65,096

PERSONAL LOANS
      1,350 ACOM Co Ltd                                                   44,367
                                                                         $44,367

PHARMACEUTICALS

      4,000 Fujisawa Pharmaceutical Co Ltd                                91,514
      6,000 Sankyo Co Ltd                                                 75,284
      3,000 Taisho Pharmaceutical Co Ltd                                  44,114
     11,800 Takeda Chemical Industries Ltd (1)                           493,200
      6,400 Yamanouchi Pharmaceutical Co Ltd                             185,523
                                                                        $889,635

PHOTOGRAPHY/IMAGING

      7,000 Fuji Photo Film Co Ltd                                       228,280
                                                                        $228,280

PRINTING & PUBLISHING
     10,000 Dai Nippon Printing Co Ltd                                   110,643
      9,000 Toppan Printing Co Ltd                                        67,726
                                                                        $178,369

RAILROADS

         15 Central Japan Railway Co                                      93,410
         53 East Japan Railway Co                                        263,057
     22,000 Kinki Nippon Railway                                          47,459
         18 West Japan Railway Co                                         63,858
                                                                        $467,784

REAL ESTATE
     17,000 Mitsubishi Estate Co Ltd                                     129,502
     15,000 Mitsui Fudosan                                                97,329
     10,000 Sekisui House Ltd                                             70,785
                                                                        $297,616

RETAIL

      5,000 Ito-Yokado Co Ltd                                            147,468
      4,400 Jusco Co                                                     104,188
     20,000 Nippon Oil Co                                                 90,672
      6,000 Seven - Eleven Japan Co Ltd                                  183,029
                                                                        $525,357

TELEPHONE & TELECOMMUNICATIONS
         23 Japan Telecom Holdings Co Ltd                                 71,324
         56 KDDI                                                         181,680
         20 NTT Data Corp                                                 55,279
        356 NTT DoCoMo Inc (1)                                           656,988
         57 Nippon Telegraph & Telephone Corp                            207,019
                                                                      $1,172,290

TEXTILES

      6,000 Shiseido Co Ltd                                               78,015
                                                                         $78,015

TOBACCO

         10 Japan Tobacco Inc                                             66,908
                                                                         $66,908

TOYS

      1,900 Nintendo Co Ltd                                              177,560
                                                                        $177,560

TRANSPORTATION

      7,000 Suzuki Motor Ltd                                              76,093
      6,000 Yamato Transport Co Ltd                                       78,369
                                                                        $154,462

UTILITIES

     31,000 Osaka Gas Co                                                  76,540
     38,000 Tokyo Gas Co                                                 119,120
                                                                        $195,660

TOTAL JAPAN                --- 67.61%                                $15,139,060

KOREA
AUTOMOBILES

      2,860 Hyundai Motor Co Ltd*                                         66,915
                                                                         $66,915

COMPUTER SOFTWARE & SERVICES
      1,840 LG Electronics Inc*                                           64,072
                                                                         $64,072

ELECTRIC COMPANIES
      3,410 Korea Electric Power Corp*                                    52,470
                                                                         $52,470

ELECTRONIC INSTRUMENT & EQUIP
      2,680 Samsung Electronics Co Ltd (1)                               709,515
                                                                        $709,515

ENGINEERING & CONSTRUCTION
      9,310 Hyundai Engineering & Construction Co Ltd*                    12,599
                                                                         $12,599

FOREIGN BANKS
      5,795 Kookmin Bank*                                                205,211
                                                                        $205,211

GOLD, METALS & MINING
        460 Pohang Iron & Steel Co Ltd                                    45,765
                                                                         $45,765

TELEPHONE & TELECOMMUNICATIONS
      2,438 KT Freetel*                                                   57,967
      5,799 Korea Telecom Corp*                                          124,968
        780 SK Telecom Co Ltd*                                           150,601
                                                                        $333,536

TOTAL KOREA                --- 6.65%                                  $1,490,083

NEW ZEALAND
AIRLINES

      4,552 Auckland Internatinal Airport Ltd                             13,215
                                                                         $13,215

BROADCAST/MEDIA

      1,966 Sky Network Television Ltd*                                    3,373
                                                                          $3,373

ELECTRIC COMPANIES
      5,498 Contact Energy Ltd                                            11,418
                                                                         $11,418

HOTELS/MOTELS

      3,232 Sky City Entertainment Group Ltd                              13,677
                                                                         $13,677

PAPER & FOREST PRODUCTS
     16,925 Carter Holt Harvey Ltd                                        15,494
                                                                         $15,494

PRINTING & PUBLISHING
      3,652 Independent Newspapers Ltd                                     5,827
                                                                          $5,827

RETAIL

      3,312 Warehouse Group Ltd                                           12,682
                                                                         $12,682

TELEPHONE & TELECOMMUNICATIONS
     32,749 Telecom Corp of New Zealand Ltd                               77,603
                                                                         $77,603

UTILITIES

      3,252 NGC Holdings Ltd*                                              2,535
                                                                          $2,535

TOTAL NEW ZEALAND          --- 0.70%                                    $155,824

SINGAPORE
AIRLINES

     11,000 Singapore Airlines Ltd                                        64,687
                                                                         $64,687

ENGINEERING & CONSTRUCTION
     26,000 Singapore Technologies Engineering Ltd                        24,733
                                                                         $24,733

FOREIGN BANKS
     20,000 DBS Group Holdings Ltd                                       126,838
     16,000 Oversea-Chinese Banking Corp Ltd                              89,017
     20,000 United Overseas Bank Ltd                                     136,062
                                                                        $351,917

MISCELLANEOUS

        777 Haw Par Corp Ltd*                                              1,460
                                                                          $1,460

PRINTING & PUBLISHING
      6,000 Singapore Press Holdings Ltd                                  62,958
                                                                         $62,958

REAL ESTATE
     19,000 Capitaland Ltd                                                12,159
     10,000 City Developments Ltd                                         23,984
                                                                         $36,143

TELEPHONE & TELECOMMUNICATIONS
     91,000 Singapore Telecommunications Ltd                              65,056
                                                                         $65,056

TOTAL SINGAPORE            --- 2.71%                                    $606,954

THAILAND

TELEPHONE & TELECOMMUNICATIONS
     17,905 TelecomAsia Corp Public Co Ltd (rights) @*                         0
                                                                              $0

TOTAL THAILAND             --- 0.00%                                          $0

TOTAL COMMON STOCK --- 99.32%                                        $22,239,714
(Cost $25,435,220)

PREFERRED STOCK

AUSTRALIA
BROADCAST/MEDIA

     28,392 News Corp Ltd (vtg)                                          152,681

TOTAL AUSTRALIA            --- 0.68%                                    $152,681

TOTAL PREFERRED STOCK --- 0.68%                                         $152,681
(Cost $168,052)

TOTAL INDEX PACIFIC PORTFOLIO --- 100%                               $22,392,395
(Cost $25,603,272)


Legend

@ Security has no market value at December 31, 2002.

(1)  Collateral for Futures
*  Non-income Producing Security
See Notes to Financial Statements

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

---------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Rex Jennings     Director    March 22,     President Emeritus, Denver       43      Trustee,
(77)                         1988 to       Metro Chamber of Commerce                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Richard P.       Director    April 30,     Retired Educator                 43      Trustee,
Koeppe (70)                  1987 to                                                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Sanford          Director    March 19,     Attorney, Firm of Zisman,        43      Trustee,
Zisman (62)                  1982 to       Ingraham and Daniel, P.C.                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.
--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years      of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*William T.      Director    June 1, 2000   President and Chief             43      Trustee,
McCallum (60)       and      to present     Executive Officer of                    Orchard
                 President                  Great-West Life & Annuity               Series Fund,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company (1990 to present);              Account A;
                                            Co-President and Chief                  Director,
                                            Executive Officer of                    Great-West
                                            Great-West Lifeco Inc.;                 Lifeco Inc.
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Mitchell        Director    June 1, 2000   Executive Vice President        43      Trustee,
T.G. Graye                   to present     and Chief Financial                     Orchard
(47)                                        Officer of Great-West Life              Series Fund,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, MCM;

                                            Director and Executive

                                            Vice President, Orchard

                                  Trust Company

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Graham          Treasurer   November 29,   Vice President, Corporate       43           None
McDonald (56)                2001 to        Fin and Investment
                             present        Operations; Treasurer,
                                            MCM, Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Beverly A.      Secretary   April 10,      Vice President and              43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary,
                                            MCM, One Orchard Equities,
                                            Inc. ("One Orchard"),
                                            Greenwood Investments,
                                            LLC, BenefitsCorp
                                            Equities, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ---------- ---------------

* Refers to a Director or officer who is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent Director."

The Fund paid its directors a total of $15,860 in compensation during 2002. No officer of the Fund receives any compensation from the Fund. Additional information about the Fund and its Directors is available in the Fund's
Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado
80111; (800) 537-2033, ext. 75332.

Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters++ for the Maxim Index Pacific Portfolio were:

PROPOSALS 2, 3, 4, 5a, 5b, 5c, 5d, 5e, 5f, 5g, 5h, 6a, 6c, 6d, 6e

            For:       18,650,268.61
            Against:   - 0 -
            Abstain*:  - 0 -

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

++ Any proposal for which a vote is not shown denotes that this proposal was not applicable to this Portfolio.